EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Clifford K. Bown, Chief Financial Officer of the Company, certify, based upon a review of the Quarterly Report on Form 10-Q for the quarter ended on September 30, 2005, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2005	/s/ Clifford K. Bown

Clifford K. Bown
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Sec. 1350; it is not being filed for purposes of Section 18 of the Securities Exchange Act, and is not to be incorporated by reference into any filing of the Registrant whether made before or after the date hereof, regardless of any general incorporation language in such filing.